SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported):  November 20, 1998


                        WELLINGTON PROPERTIES TRUST
          (Exact name of registrant as specified in its charter)


Maryland                       33-82888C               39-6594066
(State or jurisdiction   (Commission File Number)    (IRS Employer
of Incorporation or     (Classification Code Number) Identification Number)
Organization)


18650 W. Corporate Drive, Suite 300, PO Box 0919, Brookfield, Wisconsin
53008-0919
(Address of principal executive offices)


Registrant's telephone number, including area code:  (414) 792-8900

ITEM 2.   Acquisition or Disposition of Assets.

On November 20, 1998 Wellington Properties Trust, a Maryland real estate investment trust (the "Company"), through Wellington Properties Investments, L.P., a Delaware limited partnerhsip (the "Operating Partnership") of which the Company is the sole general partner, acquired two office properties and one industrial property in the Minneapolis/St. Paul metropolitan area, as described below. The combined purchase price of such properties totaled approximately $30.8 million, excluding closing costs. Such purchase price was funded through the issuance of an aggregate of 1,615,394 limited partnership units ("Units") in the Operating Partnership (valued at $8.50 per Unit, or an aggregate value of approxiamtely $13.7 million) and the assumption of certain third-party indebtedness of approximately $17.1 million secured by such properties. The Units are exchangeable, under certain circumstances, on a one-for-one basis for common shares of beneficial interest, $.01 par value per share from and after the one-year anniversary of the date of issuance, in the Company ("Common Shares"). The Operating Partnership will operate these properties as rental property. The properties acquired are as follows:



Property Location            Rentable Square Feet         Tenants Leasing 10%
                             (office)/Gross               or More of Rentable
                             Leaseable Area (industrial)  Square Footage as
                                                          of November 30, 1998
                                                          and Lease Expiration
                                                          Date
Cold Springs Office Center   77,533                       Cold Spring Granite
St. Cloud, MN                                             (55%)-4/02; Central
                                                          MN ECSU (14%) -
                                                          9/02; First American
                                                          Bank (17%) - 4/05

Thresher Square East/West    119,272                      BRW, Inc. (48%)-7/01;
Minneapolis, MN                                           Search Institute (16%)
                                                          8/02

Nicollet Business VI         50,291                       Wakata Design Systems
Burnsville, MN                                            (19%)-3/02; Quickdraw
                                                          Design, Inc. (30%)-
                                                          8/02; Xata Corporation
                                                          (41%) - 6/04


The Cold Springs Office Center is owned by CSC of Minnesota, LLC, a Delaware limited liability company ("CSC"). All of the outstanding membership interests in CSC were owned by American Real Estate Equities, LLC ("AREE"), a Delaware limited liability company. AREE is owned in equal thirds by WLPT Funding, LLC, a Delaware limited liability company ("WLPT Funding"), Lambert Equities II, LLC, also a Delaware limited liability company ("Lambert Equities"), and Steven B. Hoyt, a Trustee of the Company. Duane H. Lund, the Chief Executive Officer of the Company, owns 90% of WLPT Funding and is its sole manager, while the remaining 10% of WLPT Funding is owned by an unrelated third party. Paul T. Lambert, a Trustee of the Company, owns approximately 92% of Lambert Equities.

The beneficial ownership of Cold Springs Office Center was transferred to the Operating Partnership through the assignment by AREE of 100% of the membership interests in CSC. The other two properties were acquired from entities primarily owned and controlled by Mr. Hoyt. As a result of the three acquisitions described in this Form 8-K, 129,413 Units were issued to AREE, 305,313 Units were issued to WLPT Funding, 305,313 Units were issued to Lambert Equities and 782,683 Units were issued to Mr. Hoyt and his wife. Each of AREE, WLPT Funding, Lambert Equities and Mr. Hoyt have agreed not to transfer any of these Units for the two-year period after the date of issuance.

ITEM 5.   Other Events

On August 31, 1998, the Company entered into a certain Amended and Restated Master Contribution Agreement by and among the Company, the Operating Partnership, AREE and certain other Unit recipients reflected on the signature page thereto (as amended, the "Master Contribution Agreement"). In connection therewith, the Company held a special meeting of Shareholders on November 16, 1998, at which the Shareholders approved, among other things, the transactions contemplated by the Master Contribution Agreement. Also, effective
November 16, 1998, the Company expanded its Board of Trustees from five to seven members. The shareholders of the Company elected Paul T. Lambert and Steven B. Hoyt to fill these two newly created positions, with terms expiring in 2001 and 2000, respectively. Also in connection with the Master Contribution Agreement, Duane H. Lund was elected Chief Executive Officer of the Company and Robert F. Rice was elected President. Arnold K. Leas, formerly the President of the Company, remains as the Chairman of the Board of Trustees of the Company.

As contemplated by the Master Contribution Agreement, the Company issued to AREE 105,263 Common Shares in exchange for $1,000,000. Furthermore, the Company issued warrants to acquire up to 500,000 Common Shares to each of AREE and Wellington Management Corporation, a Wisconsin corporation ("WMC"). The Warrants will become exercisable one year after the date of issuance (November 16, 1999) and will be exercisable for a nine-year period thereafter, at an exercise price of $8.50 per Common Share with respect to 250,000,000 Warrants held by each of AREE and WMC, $10.25 per Common Share with respect to 125,000 Warrants held by each of AREE and WMC, $12.25 per Common Share with respect to 75,000 Warrants held by each of AREE and WMC and $14.75 per Common Share with respect to 50,000 Warrants held by each of AREE and WMC. Arnold K. Leas, the Chairman of the Board of Trustees of the Company, is the President and Chief Executive Officer of WMC and owns, together with members of his immediate family and trusts for the benefit of such persons, approximately 41.8% of the outstanding capital stock of WMC.

Also as contemplated by the Master Contribution Agreement and a certain Contribution Agreement dated August 31, 1998 by and between the Operating Partnership and WMC (the "WMC Contribution Agreement") (which WMC Contribution Agreement was also approved by the shareholders of the Company at the November 16, 1998 Special Meeting of Shareholders), the Company and WMC mutually terminated certain existing advisory fee arrangements between the Company and WMC and the Company paid to WMC $320,000 as partial consideration therefor.

ITEM 7.   Financial Statements and Exhibits

(a) and (b)   Financial Statements:

The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but no later than (60) days from the date on which this report on Form 8-K is required to be filed.

(c)   Exhibits:

Exhibit 2.1. Amended and Restated Contribution Agreement between Wellington Properties Trust, Wellington Properties Investments, L.P., American Real Estate Equities, LLC and the other LP Unit Recipients reflected on the signature page hereto dated as of August 31, 1998 (incorporated by reference to Exhibit A of Wellington Properties Trust Schedule 14A filed November 6,
1998).

Exhibit 10.1. Agreement of Limited Partnership of Wellington Properties Investments, L.P. dated as of August 31, 1998 (incorporated by reference to Exhibit C of Wellington Properties Trust Schedule 14A filed November 6, 1998).

Exhibit 10.2. Contribution Agreement between Wellington Properties Investments, L.P. and Wellington Management Corporation dated as of August 31, 1998 (incorporated by reference to Exhibit B of Wellington Properties Trust Schedule 14A filed November 6, 1998).

Exhibit 10.3. Master Registration Rights Agreement dated as of August 31, 1998 (incorporated by reference to Exhibit E of Exhibit C of Wellington Properties Trust Schedule 14A filed November 6, 1998).

Exhibit 10.4. Form of Warrant (incorporated by reference to Exhibit D of Wellington Properties Trust Schedule 14A filed November 6, 1998).

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         WELLINGTON PROPERTIES TRUST,
                         a Maryland Real Estate Investment Trust
                                   (Registrant)



Dated:    December 4, 1998       By:   /s/Robert F. Rice
                                    Name:  Robert F. Rice
                                    Title: President